                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      -------------------------------------
                                   FORM 8-K/A
                      -------------------------------------
                                AMENDMENT NO. 3

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              September 1, 1998
                                                              -------------


                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                 1-11311               13-3386776
-------------------------------------  -------------------------------  ----------------------
(State or other jurisdiction of                   (Commission           (I.R.S. Employer
incorporation or organization)                    File Number)          Identification No.)


        21557 Telegraph Road
        Southfield, Michigan                                               48086-5008
----------------------------------------------------------------------  ---------------------
(Address of principal executive offices)                                    (zip code)

                                 (248) 447-1500
            ---------------------------------------------------------
                          (Telephone number, including
                        area code, of agent for service)


                                    No Change
            --------------------------------------------------------
                         (Former name or former address,
                          if changes since last report)

ITEM 5. OTHER EVENTS.

         On September 1, 1998, Lear Corporation along with various wholly owned subsidiaries of Lear Corporation (collectively the "Company"), acquired Delphi Automotive Systems' Seating ("Delphi Seating") business from General Motors Corporation. The Company previously filed a current report on Form 8-K/A dated September 1, 1998 describing the transaction which included the historical financial statements of Delphi Seating as of and for the years ended December 31, 1997 and December 31, 1996 and as of and for the eight months ended August 31, 1998. This report on Form 8-K/A is being filed for the sole purpose of filing the statements of operations and cash flows of Delphi Seating for the eight months ended August 31, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
      A.  Historical Financial Statements
      2)  Interim Financial Statement





                           SEATING BUSINESS OF DELPHI
                         INTERIOR AND LIGHTING SYSTEMS
             (an operating component of General Motors Corporation)


                     CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE EIGHT MONTHS ENDED AUGUST 31, 1998 AND AUGUST 31, 1997
                      (Unaudited, in thousands of dollars)


                                                                        Eight Months Ended
                                                             AUGUST 31, 1998         AUGUST 31, 1997
                                                             ---------------------------------------
      Net sales                                                 $ 777,325            $ 900,069
      Cost of sales                                               818,352              899,721
      Selling, general and administrative expenses                 97,616              177,334
                                                                ---------            ---------

          Operating loss                                         (138,643)            (176,986)
                                                                ---------            ---------
      Other income (expense), net                                   6,168               (7,438)
                                                                ---------            ---------

          Loss before provision for income taxes                 (132,475)            (184,424)
      Provision for income taxes                                   (1,432)              (1,237)
                                                                ---------            ---------
          Net loss                                             $ (133,907)           $(185,661)
                                                               ==========            =========


         The accompanying note is an integral part of these statements.

\

                           SEATING BUSINESS OF DELPHI
                          INTERIOR AND LIGHTING SYSTEMS
             (an operating component of General Motors Corporation)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE EIGHT MONTHS ENDED AUGUST 31, 1998 AND AUGUST 31, 1997
                      (Unaudited, in thousands of dollars)



                                                                                                      EIGHT MONTHS ENDED
                                                                                            AUGUST 31, 1998       AUGUST 31, 1997
                                                                                            -------------------------------------
     CASH FLOWS FROM OPERATING ACTIVITIES:
          Net loss                                                                            $ (133,907)         $ (185,661)
          Adjustments to net loss to reconcile to net cash used in
          operating activities:
                Changes in working capital                                                         1,300              41,446
                Loss on plant closure                                                                 --              79,789
                Other, net                                                                        (1,448)              4,187
                                                                                              ----------          ----------
                      Net cash used in operating activities                                     (134,055)            (60,239)
                                                                                              ----------          ----------

     CASH FLOWS FROM INVESTING ACTIVITIES, OTHER                                                   1,222              (5,658)
                                                                                              ----------          ----------

     CASH FLOWS FROM FINANCING ACTIVITIES:
          Net cash provided from General Motors Corporation                                      130,366              63,341
          Other, net                                                                              (1,317)                 --
                                                                                              ----------          ----------
                      Net cash provided by financing activities                                  129,049              63,341
                                                                                              ----------          ----------
     Effect of foreign exchange translation                                                          280                (797)
                                                                                              ----------          ----------
     NET CHANGE IN CASH AND CASH EQUIVALENTS                                                      (3,504)             (3,353)
     CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                             10,142              10,191
                                                                                              ----------          ----------
     CASH AND CASH EQUIVALENTS AT END OF PERIOD                                               $    6,638          $    6,838
                                                                                              ==========          ==========

     CHANGES IN WORKING CAPITAL:
          Accounts receivable, net                                                                 8,154              33,125
          Inventories                                                                              6,963              (3,380)
          Accounts payable and accrued liabilities                                               (13,817)              7,890
          Other                                                                                       --               3,811
                                                                                              ----------          ----------
                                                                                              $    1,300             $41,446
                                                                                              ==========          ==========
     SUPPLEMENTAL DISCLOSURE:
          Cash paid for interest                                                              $       --          $    1,142
          Cash paid for income taxes                                                          $    2,186          $    4,004



         The accompanying note is an integral part of these statements.

                           SEATING BUSINESS OF DELPHI
                         INTERIOR AND LIGHTING SYSTEMS
             (an operating component of General Motors Corporation)

            NOTE TO THE CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared for the purpose of presenting the results of operations and cash flows of the seating business (the "Business") of Delphi Interior & Lighting Systems Division ("Delphi") of General Motors Corporation ("General Motors") for the eight months ended August 31, 1998 and August 31, 1997.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LEAR CORPORATION

                                          /s/ Donald J. Stebbins
                                          -----------------------------------
                                          Donald J. Stebbins
                                          Senior Vice President and
                                          Chief Financial Officer

October 18, 1999